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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


               Date of Report (Date of Earliest Event Reported):
                                  May 5, 1995



                          JENNIFER CONVERTIBLES, INC.
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            (Exact Name of Registrant as Specified in its Charter)

     Delaware                       1-9681                      11-2824646
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 (State or other               (Commission File               (IRS Employer
  jurisdiction of                  Number)                    Identification
  incorporation)                                                    No.)

                           419 Crossways Park Drive
                           Woodbury, New York 11797
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                   (Address of principal executive offices)

                   Registrant's Telephone Number, including
                           area code: (516) 496-1900


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                (Former Address, if changed since last report)

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Items 1-4: Inapplicable.

Item 5:    Other Events

           On May 5, 1995, the Registrant issued a press release with respect to the withdrawal by BDO Seidman of its report on the Registrant's fiscal 1993 financial statements.


Items 6:   Inapplicable.

Item 7:    Financial Statements, Pro Forma Financial Information and Exhibits

           Exhibit No.    Description
           -----------    -----------
               1          Press Release, dated May 5, 1995.

               2          Letter from BDO Seidman, dated May 2, 1995.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: May 5, 1995

                                       JENNIFER CONVERTIBLES, INC.



                                       By: /s/ Harley J. Greenfield
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                                               Harley J. Greenfield,
                                               President


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